Exhibit 99.2

3Q22 Financial Results Conference Call & Webcast November 7, 2022 At the Forefront of Therapies for Rare Diseases

2 Forward - Looking Statements This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues, expenses, cash position, and future profitability for the Company . The inclusion of forward - looking statements should not be regarded as a representation by us that any of our plans will be achieved . Any or all of the forward - looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties . For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, including as they are impacted by COVID - 19 related disruption, are based on current information . The potential impact on operations from the COVID - 19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID - 19 , such as travel bans, shelter in place orders and third - party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product . In addition to the impact of the COVID - 19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation : the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective ; the potential that it may be difficult to enroll patients in our clinical trials ; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates ; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved ; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues ; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products ; and the potential that we will need additional funding to complete all of our studies, manufacturing and launch preparations . Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results . With respect to statements regarding projections of the Company's revenue, expenses, cash position, and future profitability, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans . In addition, all forward - looking statements are subject to other risks detailed in our Annual Report on Form 10 - K for the year ended December 31 , 2021 and Form 10 - Q for the quarter ended September 30 , 2022 , that was filed today . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . All forward - looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof . Non - GAAP Financial Measures In addition to financial information prepared in accordance with U . S . GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information . These adjusted financial measures are non - GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U . S . GAAP . We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non - recurring items . Other companies may define these measures in different ways . When we provide our expectation for non - GAAP operating expenses on a forward - looking basis, a reconciliation of the differences between the non - GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses . The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results .

3 A Rare Company Patient - dedicated, Rare Disease Biotechnology Company with Sustained Double - digit Revenue Growth, a Global Commercial Infrastructure, and Late - stage Development Capabilities AT - GAA a Two - component Therapy Under Global Regulatory Reviews for Pompe Disease GLOBAL COMMERCIAL ORGANIZATION World - class CLINICAL DEVELOPMENT Capabilities EMPLOYEES in 20 Countries GALAFOLD & AT - GAA Gene Therapy PLATFORM Leveraging Experience in Protein Engineering & Glycobiology $354.7M Cash as of 9/30/22 15% - 20% FY22 Galafold Revenue Growth at CER Non - GAAP PROFITABILITY expected in 2023 Cumulative $2B Peak Potential

4 Positioned for Significant Value Growth Focused on Execution and Driving Sustainable Double - digit Revenue Growth on Path to Profitability Continue to bring Galafold ® to as many patients as possible, sustain double - digit revenue growth Successful launch of AT - GAA for people living with Pompe disease Advance next - generation gene therapies in Fabry and Pompe diseases Fully leverage global capabilities and infrastructure as a leader in rare diseases Achieve non - GAAP profitability in 2023 1 1 Based on projections of Amicus non - GAAP Net Income under current operating plans, which includes successful AT - GAA regulatory approvals and continued Galafold growth . Non - GAAP Net Income defined as GAAP Net Income excluding the impact of share - based compensation expense , changes in fair value of contingent consideration , loss on impairment of assets, depreciation and amortization , acquisition related income ( expense ), loss on extinguishment of debt , loss on impairment of assets, restructuring charges and income taxes.

2022 Strategic Priorities to Drive Value 1 2 3 4 5 Double - digit Galafold growth (15 - 20%) with revenue of $350M to $365M at CER 1 Secure FDA approval and positive CHMP opinion for AT - GAA Initiate successful, rapid launch in U.S. for AT - GAA Advance best - in - class, next - generation genetic medicines and capabilities Maintain strong financial position on path to profitability 5 1 CER: Constant Exchange Rates ; 2022 Galafold revenue guidance is based on the average exchange rates for 2021

6 Galafold® (migalastat) Continued Growth... … building a leadership position in the treatment of Fabry disease

7 Galafold Success (as of September 30, 2022) Building on Galafold’s Success and Leveraging Leadership Position to Drive Continued Growth Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable variant. The most common adverse re actions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, inclu din g the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf . For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu . Galafold is the first and only approved oral treatment option with a unique mechanism of action for Fabry patients with amenable variants 350 Amenable Variants in U.S. Label 44 Countries with Regulatory Approvals Continued Geographic Expansion in 2022 $ 81.6 M 3Q22 Galafold Revenue 15% - 20% 2022 Galafold Operational Growth 1,384 Amenable Mutations in EU Label

8 Galafold Performance YTD Reported Revenue Growth of +7.9% to $241.0M – Strong Operational Growth of +16.2% at CER ▪ Global demand remains strong: 3 - month net new patients trend best in 2 years ▪ Call volume increasing from same period last year ▪ Global mix of switch (~55%) and previously untreated patients (~45%) ▪ Compliance and adherence over 90%+ ▪ Expect non - linear quarterly growth to continue due to uneven ordering patterns and FX fluctuations $223.4M $241.0M - 8.3% +16.2% 9M21 Operational Growth FX Impact 9M22 Year - over - Year Sales Growth

9 Galafold Success and FY22 Revenue Guidance Galafold Momentum on Track to Achieve Full - year 2022 Revenue Guidance at CER FY16 FY17 FY18 FY19 FY20 FY21 FY22 $5.0M Q1 $78.7M Q2 $80.7M Q3 $81.6M $36.9M $91.2M $182.2M $260.9M $305.5M 1 2022 Galafold revenue guidance utilizes the average actual rates for 2021 YTD $241.0M Reiterating FY22 Revenue Growth Guidance of 15% and 20% growth at CER

10 Penetration of the diagnosed untreated population Increase in newborn screening and diagnostic initiatives Strong IP rights, including COM protection through 2038 Continued penetration into existing markets Expansion into new geographies Broadening of labels Galafold Growth Opportunity $1B Annual Sales Opportunity at Peak Sustained double - digit revenue growth: Near - term growth to $500M driven by: Long - term growth towards peak sales potential driven by: 3Q operational revenue growth of +13.4% COM: Composition of Matter

11 AT - GAA Launch Preparations Experienced and Passionate Rare Disease Medical and Commercial Organization Poised for Second Successful Launch Key Strengths Commitment to patient access Clear focus on launch Identification of key Pompe disease treatment centers Development of educational materials Planning Access Education Team Great experience and passion Eagerness to introduce a new therapy upon approvals Highly leverageable team in place, few new hires needed Published Phase 3 PROPEL data in The Lancet Neurology Active medical conference and publication schedule Multiple Expanded Access Programs in place Continued education on biology of disease and diagnosis Demonstrating value to payors including parity pricing strategy

12 AT - GAA ( cipaglucosidase alfa + miglustat ) … potential to establish a new standard of care for people living with Pompe disease

13 Deficiency of GAA leading to lysosomal glycogen accumulation and cellular dysfunction Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure, and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality Estimated incidence of ~1:28,000; newborn screening suggests significant underdiagnosis ~$1.2B+ global Pompe ERT sales 1 Majority of patients on current standard of care decline after ~2 years Pompe Disease Overview 1. Based on 12 months ended December 31, 2021. Source: Sanofi Press Release Pompe is a Severe and Fatal Neuromuscular Disease Caused by the Deficiency of Lysosomal Enzyme GAA

14 Phase 3 PROPEL Study Results Overall Population (n=122*) Primary and First Key Secondary Endpoint Showed Greater Improvement with AT - GAA vs. alglucosidase alfa in the Overall Population of ERT - Naïve and ERT - Experienced Patients 6MWD=6 - minute walk distance;; FVC=forced vital capacity; SE=standard error. P values are nominal 2 - sided; FVC data normally dist ributed and P value is from ANCOVA. 6MWD data not normally distributed and P value is for nonparametric ANCOVA; *Results exclude one outlier subject 6MWD (m): Change from baseline (n=85, n=37) FVC (% predicted): Change from baseline (n=85, n=37) Results in ERT - Experienced Patients (n=92) Showed Meaningful Improvement for Both 6MWD (P=0.046) and FVC (P=0.006)

15 Long - Term Data from Phase 1/2 Clinical Study (ATB200 - 02) Persistent and Durable Improvements in Motor and Respiratory Function and Reductions in Biomarkers of Muscle Damage and Disease Substrate Observed in Patients out to 48 Months NOTE: * One patient in the ERT - naïve cohort experienced a large drop in % predicted FVC at month 21, which returned to previous levels at the following visit (month 24). CFBL in 6MWD in (A) ERT - Experienced and (B) ERT - Naïve Patients CFBL in FVC in (A) ERT - Experienced and (B) ERT - Naïve Patients

16 AT - GAA: Ongoing Evidence Generation Indirect Treatment Comparison across Pompe ERT Studies Recently Presented at World Muscle Society 2022 Congress Highlights Potential Clinical Differentiation of AT - GAA 6MWD: Relative effect estimates with 95% credible intervals in base - case scenario - 100 - 50 - 0 50 100 Cipa+mig vs Alglu Cipa+mig vs Aval Relative effect (95% Crl ) 16.3 (9.6, 24.3) 29.5 (7.4, 52.6) <0.001 0.011 P - value Favours latter Favours former - 10 - 0 10 Cipa+mig vs Alglu Cipa+mig vs Aval Relative effect (95% Crl ) 3.1 (2.4, 3.8) 2.8 (0.9, 4.6) <0.001 0.003 P - value Favours latter Favours former FVC: Relative effect estimates with 95% credible intervals in base - case scenario Relative effect (6MWD change from baseline at week 52) Any comparisons are based on published data. No clinical, safety, or efficacy conclusions may be drawn from this data. Relative effect (FVC change from baseline at week 52)

17 AT - GAA: Key Takeaways ▪ U.S. Regulatory status update: – PDUFA action date deferred due to Agency‘s inability to conduct manufacturing inspection in China – At the Agency’s direction, the Company has a Type A meeting scheduled to develop plans and logistics for a pre - approval inspection ▪ International Regulatory status update: – CHMP opinion expected in December 2022 – On track for additional regulatory submissions ▪ Multiple expanded access mechanisms in place, including in the U.S., U.K., Germany, France, Japan, and others ▪ ~190 people living with Pompe disease are now on AT - GAA across our clinical extension studies and expanded access programs ▪ Ongoing supportive studies: – LOPD in children and adolescents aged 0 to <18; Infantile - Onset Pompe Disease (IOPD) Focused on Advancing AT - GAA to as Many Patients as Possible through Global Regulatory Pathways and Expanded Access Mechanisms 1 FDA has not provided anticipated action dates as they continue to monitor the public health situation and travel restrictions in China; The Company expects the FDA to approve the NDA and BLA applications together

18 INDICATION DISCOVERY PRECLINICAL PHASE 1/2 PHASE 3 REGULATORY COMMERCIAL FABRY FRANCHISE Galafold ® (migalastat) Fabry Gene Therapy Next - Generation Chaperone POMPE FRANCHISE AT - GAA (cipaglucosidase alfa + miglustat) Pompe Gene Therapy OTHER CLN3 Batten Disease Gene Therapy Next - Generation Research Programs Amicus Pipeline Streamlined Rare Disease Pipeline with Focus on Fabry Disease and Pompe Disease ODD ODD BTD ODD - Orphan Drug Designation BTD - Breakthrough Therapy Designation

19 Financial & Operational Strategy … maintaining a strong financial outlook

20 Q3 2022 Revenue Performance Q3 2022 Reported Revenue Growth of +2.7% to $81.7M resulting from Strong Operational Growth of +13.6% at CER Offset by Negative FX impact of - 10.9% ▪ Significant currency exposure as 63% of Galafold revenue generated outside the U.S. ▪ Applying average October 2022 exchange rates, the negative FX impact on full - year 2022 reported sales would be approximately - 9%, or ~$ 28.5 million. $79.5M $81.7M - 10.9% +13.6% 3Q21 Operational Growth FX Impact 3Q22 Year - over - Year Sales Growth

21 Q3 2022 Select Financial Results Q3 2022 OpEx Decrease Related to the Reprioritization of the Gene Therapy Portfolio Sep. 30, 2022 (in thousands, except per share data) Sep. 30, 2021 Product Revenue $81,691 $79,545 Cost of Goods Sold 13,436 11,696 R&D Expense 52,970 59,333 SG&A Expense 47,272 46,107 Changes in Fair Value of Contingent Consideration 567 3,288 Depreciation and Amortization 1,286 1,520 Loss from Operations (33,840) (42,399) Income Tax (Expense) Benefit (4,023) 182 Net Loss (33,286) (50,294) Net Loss Per Share (0.12) (0.19) SM0

Financial Outlook and Path to Profitability Clear Strategy to Build Our Business, Advance Our Portfolio, and Achieve Profitability 22 Sustain Galafold Revenue Growth Deliver on Financial Goals Secure Approvals of AT - GAA $ 241M YTD revenue, +16.2% YoY Operational Growth 2022 Galafold revenue growth guidance of +15 - 20% YoY at CER Galafold and AT - GAA expected to drive strong double - digit growth long term Focused on prudent expense management Achieve profitability 1 in 2023 1 Based on projections of Amicus non - GAAP Net Income under current operating plans, which includes successful AT - GAA regulatory ap provals and continued Galafold growth. We define non - GAAP Net Income as GAAP Net Income excluding the impact of share - based compensation expense, changes in fair value of contingent consideration, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, loss on impairment of assets, restructuring charges, and income taxes. 2022 non - GAAP operating expense guidance of $430M - $440M

Appendix

24 Appendix